UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 28, 2005

FOSTER WHEELER LTD

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)
001-31305	22-3802649

(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000

(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.	Other Events.

          On December 28, 2005, Foster Wheeler Ltd. issued a press release announcing its offers to issue additional shares upon the early exercise of its Class A and Class B common share purchase warrants. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release, dated December 28, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: December 28, 2005	By:	John T. La Duc John T. La Duc Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number	Description
99.1	Press Release, dated December 28, 2005.